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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 22, 2007

                            EXLSERVICE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    001-33089                 82-0572194
 (State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)


                                 350 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)


                                 (212) 277-7100
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

             (b), (c) & (e)

             On February 22, 2007, ExlService Holdings, Inc., a Delaware corporation (the "Company"), entered into an employment agreement with Matthew Appel. Mr. Appel will serve as a Vice President with the Company effective February 28, 2007 (the "Effective Date") and will become the Chief Financial
Officer of the Company effective as of the day after the Company files its Annual Report on Form 10-K for the year ended December 31, 2006 with the Securities and Exchange Commission. Mr. Appel is 51 years old. Prior to joining the Company, Mr. Appel was Vice President, BPO Product Management at Electronic Data Systems ("EDS") from 2006 to 2007 and Vice President, Finance & Administration BPO at EDS from 2003 through 2005. From 2001 to 2003 Mr. Appel was the Senior Vice President of finance and accounting BPO at Affiliated Computer Services, Inc.

             When Mr. Appel assumes the position of Chief Financial Officer, Rohit Kapoor will cease to act as the Company's Chief Financial Officer. Mr. Kapoor will continue to serve as the Company's President.

             In connection with the hiring of Mr. Appel, the Company entered into an employment agreement with Mr. Appel on February 22, 2007 (the "Appel Agreement"). Under the Appel Agreement, Mr. Appel's service as Vice President will begin on February 28, 2007 and his service as Chief Financial Officer will begin the day after the Company files its Annual Report on Form 10-K for the year ended December 31, 2006 with the Securities and Exchange Commission.

             Mr Appel will receive an annual salary of $375,000 and will be eligible to receive a cash bonus equal to 50% of his annual salary, subject to achievement by the Company of corporate revenue and EBIT targets set for each calendar year and the achievement by Mr. Appel of personal targets set for each calendar year. The personal targets for 2007 are to be mutually agreed by Mr. Appel and the Company within 30 days of the Effective Date. The bonus amount may exceed 50% of Mr. Appel's base salary if and to the extent the targets are exceeded.

             Mr. Appel is also entitled to receive a one-time signing bonus of $30,000 (subject to applicable withholding taxes) within 60 days of the Effective Date; provided that if Mr. Appel's employment with the Company is terminated by Mr. Appel or by the Company for "Cause" (as defined in the Appel Agreement) before February 23, 2008, Mr. Appel must refund the Signing Bonus to the Company. Mr. Appel will be eligible to participate in the Company's health, dental, vision, life insurance and disability plans and to participate in the Company's 401(k) plan in accordance with its terms.

             The Company will provide Mr. Appel with relocation reimbursements, including rental reimbursements for a corporate apartment in New York City for up to six months, at up to $5,000 each month, airfare for spousal visits to

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assist in relocation, reimbursement of seller costs associated with the sale of
Mr. Appel's current home (subject to certain limitations) and costs associated with a purchase of a home in the New York City area. Mr Appel will also receive a one-time gross up payment equal to up to 45% of any taxable relocation reimbursements; provided that if Mr. Appel voluntarily leaves the Company within 12 months of the Effective Date, he must refund to the Company 100% of all relocation reimbursements (other than the rental reimbursements stated above) provided to him and if Mr. Appel voluntarily leaves the Company after 12 months after, but within 24 months of, the Effective Date, he must refund to the Company 50% of all relocation reimbursements (other than the rental reimbursements stated above) provided to him.

             In connection with his employment, Mr. Appel will be eligible to participate in the Company's 2006 Omnibus Award Plan (the "2006 Plan") and will receive a stock option grant on the Effective Date to purchase 100,000 shares of common stock of the Company. Mr Appel will also receive 17,000 shares of restricted stock on the Effective Date. The exercise price of the options to be granted will be equal to the average of the high and low sale prices of the Company's common stock on the Nasdaq Global Select market on the date prior to the date of the grant. The stock options and shares of restricted stock will vest over a four-year period in accordance with the terms of the model award agreement previously filed by the Company.

             If Mr. Appel's employment with the Company is terminated without "Cause" (as defined in the Appel Agreement), Mr. Appel will be entitled to severance equal to one times to his annual base salary then in effect. In addition, if (i) Mr. Appel's employment is terminated without Cause at any time after a Change of Control (as defined in the 2006 Plan) or in specific contemplation of a Change of Control or (ii) Mr. Appel resigns with "Good Reason" (as defined in the 2006 Plan) at any time following a Change of Control, Mr. Appel will also be entitled to immediate vesting of any unvested options to purchase common stock and any unvested shares of restricted stock.

             A copy of the Appel Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7.01    REGULATION FD DISCLOSURE

             On February 28, 2007, the Company issued a press release regarding the matters discussed in Item 5.02 above. A copy of such press release is attached as Exhibit 99.2 hereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

             (d) Exhibits

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EXHIBIT NO.      DESCRIPTION
-----------      -----------

99.1 Employee Offer Letter, dated February 22, 2007, between ExlService Holdings, Inc. and Matthew Appel.

99.2             Press Release of ExlService Holdings,  Inc. dated February 28,
                 2007.

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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     EXLSERVICE HOLDINGS, INC.


                                     By:      /s/ Rohit Kapoor
                                              ---------------------------------
                                     Name:    Rohit Kapoor
                                     Title:   President and Chief Financial
                                              Officer

Dated:  February 28, 2007


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                                 EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------

99.1 Employee Offer Letter, dated February 22, 2007, between ExlService Holdings, Inc. and Matthew Appel.

99.2             Press Release of ExlService Holdings,  Inc. dated February 28,
                 2007.